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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): MARCH 27, 2007


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On March 27, 2007, Duane Reade Holdings, Inc. (the "Company") entered into a Purchase Agreement with OHCP DR Co-Investors 2007, LLC, a wholly owned subsidiary of Oak Hill Capital Partners, L.P. and certain of its affiliates (the "Purchaser"), for the sale of its Series A Redeemable Preferred Stock (the "Preferred Stock") and warrants to purchase the Company's common stock (the "Purchase Agreement"). The Purchase Agreement provides for the sale of up to 525,334 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), and warrants exercisable initially to purchase an aggregate of up to 384,174 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The purchase price for each share of Preferred Stock is $75.00 per share, and warrants are convertible to the Company's common stock at a price per share of $75.00, subject to certain adjustments. On March 27, 2007, the Purchaser purchased 173,334 shares of Preferred Stock and Warrants to purchase 126,759 shares of Common Stock for an aggregate consideration of $13.0 million.

             Under the terms of the Certificate of Designations, Powers, Preferences and Rights of Series A Redeemable Preferred Stock (the "Certificate of Designations"), the terms of which govern the Preferred Stock, the holders of the Preferred Stock are entitled to receive cumulative dividends at a rate equal to ten percent (10%) per annum to be paid quarterly in cash, or cumulate on a quarterly basis if such dividends are not declared by the Board of Directors of the Company. The Company's existing debt facilities have restrictions on declaring cash dividends. The Company may redeem the Preferred Stock at any time at par plus any accrued and unpaid dividends through the date of redemption. The Preferred Stock will be immediately redeemable from time to time without penalty at the Company's option. The Company shall also be required to redeem all outstanding shares of the Preferred Stock upon a change of control of the Company. The Company shall have the option, as of immediately prior to an initial public offering, to require the holders of the Preferred Stock to convert all of such holders' Preferred Stock into shares of the Company's common stock.

             The funds raised through the sale of the Preferred Stock will be used to (i) finance certain leases acquired from Gristedes Food, Inc.
("Gristedes") pursuant to that certain Contract of Sale, dated February 14, 2007, by and between Duane Reade GP (an indirect, wholly-owned subsidiary of the Company) and Gristedes and (ii) fund certain discretionary capital expenditures.


ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

             The information contained in Item 1.01 of this Current Report on Form 8-K with respect to securities issued in the private offering is hereby incorporated by reference. The securities issued pursuant to the above transaction were issued pursuant to Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder.

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ITEM 5.03    AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS;
             CHANGE IN FISCAL YEAR.

             On March 27, 2007 the Company's Certificate of Incorporation was amended to increase the total number of shares of all classes of stock that the Company has the authority to issue by 1,705,600 shares, split between 1,155,600 shares of common stock par value $0.01 each and 550,000 shares of preferred stock par value $0.01 each. Under the amended Certificate of Incorporation, the Company has the authority to issue 4,805,600 shares, divided into 4,205,600 shares of common stock and 600,000 shares of preferred stock.

             On March 27, 2007, the Company filed with the Secretary of State of Delaware the Certificate of Designations. The Certificate of Designations was approved by the Company's Board of Directors.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (d)   Exhibits.

             EXHIBIT NUMBER                          TITLE
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                1.01(a)                Purchase Agreement
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                1.01(b)                Warrant to Purchase Shares of Common
                                       Stock
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                1.01(c)                Certificate of Designations, Powers,
                                       Preferences and Rights of Series A
                                       Redeemable Preferred Stock
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                5.03                   Certificate of Amendment of the
                                       Certificate of Incorporation
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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 2, 2007

                                              DUANE READE HOLDINGS, INC.



                                              By:  /s/ John K. Henry
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                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer